Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
85771TAD63
15101QAC5
87922RAD4
Issuer
STATS CHIPPAC LTD
CELESTICA
TELCORDIA TECHNOLOGIES
Underwriters
CSFB, DBSI
BoA, Citigroup, DBSI, CIBC Bank, Keybank,
RBC Capital Markets, Scotia Capital,
Wachovia
Bear Stearns, DBSI, JP Morgan, Lehman
Brothers
Years of continuous operation, including
predecessors
> 3 years
> 3 years
> 3 years
Security
STATSP 7.5% 7/19/2010
CLS 7.625% 7/01/2013
TELCOR 10% 3/15/2013
Is the affiliate a manager or co-manager
of offering?
Joint Lead Manager
Joint Lead Manager
Joint Lead Manager
Name of underwriter or dealer from which
purchased
CSFB
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
7/12/2005
6/16/2005
3/11/2005
Total amount of offering sold to QIBs
150,000,000
250,000,000
300,000,000
Total amount of any concurrent public
offering
0
0
0
Total
150,000,000
250,000,000
300,000,000
Public offering price
 $
100.00
 $
100.00
 $
100.00
Price paid if other than public offering
price
 N/A
 N/A
 N/A
Underwriting spread or commission
1.60%
1.50%
2.75%
Rating
Ba2/BB
B2/B
B3/B-
Current yield
7.50%
7.63%
10.00%
Benchmark vs Spread (basis points)
358 bp
325 bp
694 bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
Boston Funds







Scudder Income Fund
Boston
20,000
 $                     20,000
0.01%



Chicago Funds







Scudder High Income Fund
Chicago
1,095,000
 $                 1,095,000
0.73%



Scudder High Income Trust
Chicago
120,000
 $                   120,000
0.08%



Scudder Multi-Market Income Trust
Chicago
60,000
 $                     60,000
0.04%



Scudder Strategic Income Fund
Chicago
80,000
 $                     80,000
0.05%



Scudder Strategic Income Trust
Chicago
15,000
 $                     15,000
0.01%



Scudder Total Return Fund
Chicago
90,000
 $                     90,000
0.06%



SVS II High Income Portolio
Chicago
195,000
 $                   195,000
0.13%



SVS II Strategic Income Portfolio
Chicago
15,000
 $                     15,000
0.01%



SVS II Total Return Portfolio
Chicago
30,000
30,000
0.02%



Montgomery Street Funds







Montgomery Street Income Securities
Montgomery
Street
20,000
 $                     20,000
0.01%



New York Funds







Scudder High Income Plus Fund
New York
180,000
 $                   180,000
0.12%



Scudder Limited Duration Plus Fund
New York
10,000
 $                     10,000
0.01%



Total

1,930,000
 $
1,930,000
1.29%











^The Security and Fund Performance is
calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a
security, the final sale date is listed.
If a Fund still held the security as of
the quarter-end, the quarter-end date is listed.


Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
74913GAL9
74913GAD7
62941FAE8
Issuer
QWEST CORPORATION
QWEST CORPORATION
NTL CABLE PLC
Underwriters
DBSI, Merrill Lynch, BoA, UBS
DBSI, Goldman Sachs, Lehman Brothers,
BoA,
CSFB, Wachovia, BNY Capital, Citigroup,
Royal
Bank of Scotland, Wells Fargo
CSFB, DBSI, Goldman Sachs, Morgan Stanley
Years of continuous operation, including
predecessors
> 3 years
> 3 years
> 3 years
Security
QUS FRN 6/15/2013
QUS 7.875% 9/1/2011
NTLI 0% 10/15/2012
Is the affiliate a manager or co-manager
of offering?
Joint Lead Manager
Joint Lead Manager
Joint Lead Manager
Name of underwriter or dealer from which
purchased
Merrill Lynch
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
6/8/2005
8/12/2004
4/2/2004
Total amount of offering sold to QIBs
750,000,000
825,000,000
100,000,000
Total amount of any concurrent public
offering
0
0
0
Total
750,000,000
825,000,000
100,000,000
Public offering price
 $
100.00
 $
98.68
 $
100.00
Price paid if other than public offering
price
 N/A
 N/A
 N/A
Underwriting spread or commission
1.50%
1.50%
2.50%
Rating
Ba3/BB-
Ba3/BB-
B3/B-
Current yield
6.67%
8.15%
8.65%
Benchmark vs Spread (basis points)
325 bp
336 bp
536 bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
Boston Funds







Scudder Income Fund
Boston
60,000
 $                     60,000
0.01%
2.38%
0.22%
6/30/2005
SVS I Bond Portfolio
Boston
15,000
 $                     15,000
0.00%
2.38%
0.14%
6/30/2005
Chicago Funds







Scudder High Income Fund
Chicago
3,235,000
 $                 3,235,000
0.43%
2.38%
1.06%
6/30/2005
Scudder High Income Trust
Chicago
350,000
 $                   350,000
0.05%
2.38%
1.48%
6/30/2005
Scudder Multi-Market Income Trust
Chicago
180,000
 $                   180,000
0.02%
2.38%
1.51%
6/30/2005
Scudder Strategic Income Fund
Chicago
240,000
 $                   240,000
0.03%
2.38%
0.07%
6/30/2005
Scudder Strategic Income Trust
Chicago
40,000
 $                     40,000
0.01%
2.38%
1.59%
6/30/2005
Scudder Total Return Fund
Chicago
290,000
 $                   290,000
0.04%
2.38%
0.11%
6/30/2005
SVS II High Income Portfolio
Chicago
575,000
 $                   575,000
0.08%
2.38%
0.88%
6/30/2005
SVS II Strategic Income Portfolio
Chicago
50,000
 $                     50,000
0.01%
2.38%
0.09%
6/30/2005
SVS II Total Return Portfolio
Chicago
90,000
 $                     90,000
0.01%
2.38%
0.23%
6/30/2005
Montgomery Street Funds







Montgomery Street Income Securities
Montgomery Street
65,000
 $                     65,000
0.01%
2.38%
0.35%
6/30/2005
New York Funds







Scudder High Income Plus Fund
New York
520,000
 $                   520,000
0.07%
2.38%
1.17%
6/30/2005
Scudder PreservationPlus Income Fund
New York
40,000
 $                 5,710,000
0.01%
2.38%
0.38%
6/30/2005
Total

5,750,000
 $               11,420,000
0.77%



Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
64016AAA3
693522AA2
44701RAF7
Issuer
NELL AF SARL
PQ CORPORATION
HUNTSMAN CORPORATION
Underwriters
CSFB, Merrill Lynch, ABN Amro, Citigroup,
DBSI
CSFB, JP Morgan, UBS
Citigroup, CSFB, DBSI, JP Morgan, UBS,
Merrill
Lynch
Years of continuous operation, including
predecessors
> 3 years
> 3 years
> 3 years
Security
NELL 8.375% 8/15/2015
PQCOR 7.5% 2/15/2013
HUNTSM 11.5% 7/15/2012
Is the affiliate a manager or co-manager
of offering?
Co-Lead Manager
N/A
Joint Lead Manager
Name of underwriter or dealer from which
purchased
Merrill Lynch
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
8/4/2005
2/3/2005
6/15/2004
Total amount of offering sold to QIBs
615,000,000
275,000,000
300,000,000
Total amount of any concurrent public
offering
0
0
0
Total
615,000,000
275,000,000
300,000,000
Public offering price
 $
100.00
 $
100.00

Price paid if other than public offering
price
 N/A
 N/A
 N/A
Underwriting spread or commission
2.75%
2.63%
2.25%
Rating
B2/B-
B3/B-
B2/B
Current yield
8.38%
7.50%
11.50%
Benchmark vs Spread (basis points)
408 bp
307 bp
150 bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
Boston Funds







Scudder Income Fund
Boston
105,000
 $                   105,000
0.02%



Chicago Funds







Scudder High Income Fund
Chicago
3,730,000
 $                 3,730,000
0.61%



Scudder High Income Trust
Chicago
385,000
 $                   385,000
0.06%



Scudder Multi-Market Income Trust
Chicago
210,000
 $                   210,000
0.03%



Scudder Strategic Income Fund
Chicago
280,000
 $                   280,000
0.05%



Scudder Strategic Income Trust
Chicago
75,000
 $                     75,000
0.01%



Scudder Total Return Fund
Chicago
250,000
 $                   250,000
0.04%



SVS II High Income Portfolio
Chicago
665,000
 $                   665,000
0.11%



SVS II Strategic Income Portfolio
Chicago
75,000
 $                     75,000
0.01%



SVS II Total Return Portfolio
Chicago
80,000
 $                     80,000
0.01%



Montgomery Street Funds







Montgomery Street Income Securities
Montgomery Street
130,000
 $                   130,000
0.02%



New York Funds







Scudder High Income Plus Fund
New York
615,000
 $                   615,000
0.10%



Scudder Limited Duration Plus Fund
New York
75,000
 $                     75,000
0.01%



Total

6,675,000
 $                 6,675,000
1.09%











^The Security and Fund Performance is
calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a
security, the final sale date is listed.
If a Fund still held the security as of
the quarter-end, the quarter-end date is listed.


Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
552953AT8
552953AQ4
983130AB1
Issuer
MGM MIRAGE INC
MGM MIRAGE INC
WYNN RESORTS LTD
Underwriters
BoA, Citigroup, DBSI, Merrill Lynch
Merrill Lynch, Morgan Stanley
BoA, Bear Stearns, DBSI, JP Morgan, SG
Americas
Years of continuous operation, including
predecessors
> 3 years
> 3 years
> 3 years
Security
MGM 6.625% 7/15/2015
MGM 6.625% 7/15/2015
WYNN 6.625% 12/1/2014
Is the affiliate a manager or co-manager
of offering?
Joint Lead Manager
N/A
Joint Lead Manager
Name of underwriter or dealer from which
purchased
BoA
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
8/25/2005
6/9/2005
11/22/2004
Total amount of offering sold to QIBs
375,000,000
500,000,000
1,300,000,000
Total amount of any concurrent public
offering
0
0
0
Total
375,000,000
500,000,000
1,300,000,000
Public offering price
 $
101.38
 $
100.00
 $
100.00
Price paid if other than public offering
price
 N/A
 N/A
 N/A
Underwriting spread or commission
0.63%
0.75%
2.00%
Rating
Ba2/BB
Ba2/BB
B2/B+
Current yield
6.43%
6.63%
6.63%
Benchmark vs Spread (basis points)
226 bp
228 bp
303 bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
Boston Funds







Scudder Income Fund
Boston
370,000
 $                   375,088
0.10%



SVS I Bond Portfolio
Boston
80,000
 $                     81,100
0.02%



Chicago Funds







Scudder High Income Fund
Chicago
965,000
 $                   978,269
0.26%



Scudder High Income Trust
Chicago
100,000
 $                   101,375
0.03%



Scudder Multi-Market Income Trust
Chicago
55,000
 $                     55,756
0.01%



Scudder Strategic Income Fund
Chicago
70,000
 $                     70,963
0.02%



Scudder Strategic Income Trust
Chicago
15,000
 $                     15,206
0.00%



Scudder Total Return Fund
Chicago
315,000
 $                   319,331
0.08%



SVS II Fixed Income Portfolio
Chicago
130,000
 $                   131,788
0.03%



SVS II High Income Portfolio
Chicago
175,000
 $                   177,406
0.05%



SVS II Strategic Income Portfolio
Chicago
15,000
 $                     15,206
0.00%



SVS II Total Return Portfolio
Chicago
105,000
 $                   106,444
0.03%



Montgomery Street Funds







Montgomery Street Income Securities
Montgomery Street
160,000
 $                   162,200
0.04%



New York Funds







Scudder High Income Plus Fund
New York
160,000
 $                   162,200
0.04%



Scudder Lifecycle Long Range Fund
New York
115,000
 $                   116,581
0.03%



Scudder Lifecycle Mid Range Fund
New York
5,000
 $                       5,069
0.00%



Scudder Lifecycle Short Range Fund
New York
5,000
 $                       5,069
0.00%



Scudder Limited Duration Plus Fund
New York
50,000
 $                     50,688
0.01%



Total

2,890,000
 $                 2,929,738
0.77%











^The Security and Fund Performance is
calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a
security, the final sale date is listed.
If a Fund still held the security as of
the quarter-end, the quarter-end date is listed.


Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
58446VAC5
25459HAC9
1248EPAD5
Issuer
MEDIACOM BROADBAND LLC
DIRECTV HOLDINGS
CCO HOLDINGS LLC
Underwriters
BoA, Citigroup, CSFB, JP Morgan,
Wachovia,
DBSI, Harris Nesbitt
BoA, CSFB
Citigroup, CSFB, BoA, DBSI, JP Morgan
Years of continuous operation, including
predecessors
> 3 years
> 3 years
> 3 years
Security
MCCC 8.5% 10/15/2015
DTV 6.375% 6/15/2015
CHTR 0% 12/15/2010
Is the affiliate a manager or co-manager
of offering?
Initial Purchaser
N/A
N/A
Name of underwriter or dealer from which
purchased
JP Morgan
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
8/16/2005
6/8/2005
12/1/2004
Total amount of offering sold to QIBs
200,000,000
1,000,000,000
550,000,000
Total amount of any concurrent public
offering
0
0
0
Total
200,000,000
1,000,000,000
550,000,000
Public offering price
 $
98.36
 $
99.09
 $
100.00
Price paid if other than public offering
price
 N/A
 N/A
 N/A
Underwriting spread or commission
1.75%
1.00%
1.88%
Rating
B2/B
Ba2/BB-
B3/CCC-
Current yield
8.75%
6.50%
0.00%
Benchmark vs Spread (basis points)
454 bp
164 bp
491 bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
Boston Funds







Scudder Income Fund
Boston
30,000
 $                     29,508
0.02%



Chicago Funds







Scudder High Income Fund
Chicago
2,200,000
 $                 2,163,920
1.10%



Scudder High Income Trust
Chicago
240,000
 $                   236,064
0.12%



Scudder Multi-Market Income Trust
Chicago
125,000
 $                   122,950
0.06%



Scudder Strategic Income Fund
Chicago
160,000
 $                   157,376
0.08%



Scudder Strategic Income Trust
Chicago
30,000
 $                     29,508
0.02%



Scudder Total Return Fund
Chicago
160,000
 $                   157,376
0.08%



SVS II High Income Portfolio
Chicago
395,000
 $                   388,522
0.20%



SVS II Strategic Income Portfolio
Chicago
35,000
 $                     34,426
0.02%



SVS II Total Return Portfolio
Chicago
55,000
 $                     54,098
0.03%



Montgomery Street Funds







Montgomery Street Income Securities
Montgomery Street
40,000
 $                     39,344
0.02%



New York Funds







Scudder High Income Plus Fund
New York
365,000
 $                   359,014
0.18%



Scudder Limited Duration Plus Fund
New York
20,000
 $                     19,672
0.01%



Total

3,855,000
 $                 3,791,778
1.93%











^The Security and Fund Performance is
calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a
security, the final sale date is listed.
If a Fund still held the security as of
the quarter-end, the quarter-end date is listed.


Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
3134A4VD3
31359MB44
3133XBZK4
Issuer
FREDDIE MAC
FANNIE MAE
FEDERAL HOME LOAN BANK
Underwriters
BoA, Citigroup, DBSI, Barclays, Bear
Stearns,
BNP Paribas, CSFB, Greenwich, HSBC, JP
Morgan, Lehman Brothers, Morgan Stanley,
UBS
Bear Stearns, HSBC, Morgan Stanley,
Citigroup,
CSFB, FTN Financial, Lehman Brothers,
Merrill
Lynch, UBS, Morgan Stanley
Barclays, JP Morgan, Lehman Brothers,
BoA,
Citigroup, CSFB, DBSI, FTN Financial,
Goldman
Sachs, Merrill Lynch, Morgan Stanley,
Nomura
Securities
Years of continuous operation, including
predecessors
> 3 years
> 3 years
> 3 years
Security
FHLMC 4.00% 8/17/2007
FNMA 3.875% 5/15/2007
FHLB 3.625% 6/20/2007
Is the affiliate a manager or co-manager
of offering?
Joint Lead Manager
N/A
Co-Manager
Name of underwriter or dealer from which
purchased
BoA, Citigroup
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
7/12/2005
4/20/2005
6/2/2005
Total amount of offering sold to QIBs
3,000,000,000
3,000,000,000
4,000,000,000
Total amount of any concurrent public
offering
0
0
0
Total
3,000,000,000
3,000,000,000
4,000,000,000
Public offering price
 $
99.97
 $
100.00
 $
99.87
Price paid if other than public offering
price
 N/A
 N/A
 N/A
Underwriting spread or commission
1.00%
1.00%
1.00%
Rating
Aaa/AAA
Aaa/AAA
Aaa/AAA
Current yield
4.02%
3.88%
3.70%
Benchmark vs Spread (basis points)
21 bp
28.5 bp
17 bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
Boston Funds







Scudder Short Term Bond Fund
Boston
42,540,000
 $               42,525,962
1.42%



New York Funds







Scudder Limited Duration Plus Fund
New York
50,330,000
 $               50,313,391
1.68%



Total

92,870,000
 $               92,839,353
3.10%



















Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
3133XDCQ2
31359MYZ0
3134A4VD3
Issuer
FEDERAL HOME LOAN BANK
FANNIE MAE
FREDDIE MAC
Underwriters
DBSI, JP Morgan, UBS, BoA, Barclays, BNP
Paribas, Citigroup, FTN Financial,
Goldman Sachs,
HSBC, Lehman Brothers, Merrill Lynch,
Morgan
Stanley
DBSI, Goldman Sachs, JP Morgan, Bear
Stearns,
CSFB, FTN Financial, HSBC, Morgan
Stanley,
Williams Capital Group
BoA, Citigroup, DBSI, Barclays, Bear
Stearns,
BNP Paribas, CSFB, Greenwich Capital
Markets,
HSBC, JP Morgan, Lehman Brothers, Morgan
Stanley, UBS
Years of continuous operation, including
predecessors
> 3 years
> 3 years
> 3 years
Security
FHLB 4.125% 10/19/2007
FNMA 4.25% 9/15/2007
FHLMC 4% 8/17/2007
Is the affiliate a manager or co-manager
of offering?
Joint Lead Manager
Joint Lead Manager
Joint Lead Manager
Name of underwriter or dealer from which
purchased
UBS
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
9/22/2005
8/17/2005
7/12/2005
Total amount of offering sold to QIBs
4,000,000,000
3,000,000,000
5,000,000,000
Total amount of any concurrent public
offering
0
0
0
Total
4,000,000,000
3,000,000,000
5,000,000,000
Public offering price
 $
99.97
 $
99.99
 $
99.97
Price paid if other than public offering
price
 N/A
 N/A
 N/A
Underwriting spread or commission
1.00%
1.00%
1.00%
Rating
Aaa/AAA
Aaa/AAA
Aaa/AAA
Current yield
4.14%
4.26%
4.02%
Benchmark vs Spread (basis points)
22 bp
22 bp
21 bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
Boston Funds







Scudder Short Term Bond Fund
Boston
26,830,000
 $               26,821,146
0.67%



New York Funds







Scudder Limited Duration Plus Fund
New York
26,410,000
 $               26,401,285
0.66%



Total

53,240,000
 $               53,222,431
1.33%



















Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
3133XBZK4
31359MB44
3134A4UZ5
Issuer
FEDERAL HOME LOAN BANK
FANNIE MAE
FREDDIE MAC
Underwriters
Barclays Capital, JP Morgan, Lehman
Brothers,
BoA, Citigroup, CSFB, DBSI, FTN
Financial,
Goldman Sachs, Merrill Lynch, Morgan
Stanley,
Nomura Securities
Bear Stearns, HSBC, Morgan Stanley,
Citigroup,
CSFB, FTN Financial, Lehman Brothers,
Merrill
Lynch, UBS, Morgan Stanley
BoA, DBSI, Goldman Sachs, Bear Stearns,
BNP
Paribas, Citigroup, FTN Financial, HSBC,
JP
Morgan, Lehman Brothers, Merrill Lynch,
Mitsubishi Securities, RBS Greenwich, UBS
Years of continuous operation, including
predecessors
> 3 years
> 3 years
> 3 years
Security
FHLB 3.625% 6/20/2007
FNMA 3.875% 5/15/2007
FHLMC 3.75% 4/15/2007
Is the affiliate a manager or co-manager
of offering?
Co-Manager
N/A
Joint Lead Manager
Name of underwriter or dealer from which
purchased
Lehman, Nomura
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
6/2/2005
4/20/2005
3/3/2005
Total amount of offering sold to QIBs
4,000,000,000
3,000,000,000
3,000,000,000
Total amount of any concurrent public
offering
0
0
0
Total
4,000,000,000
3,000,000,000
3,000,000,000
Public offering price
 $
99.87
 $
100.00
 $
99.98
Price paid if other than public offering
price
 N/A
 N/A
 N/A
Underwriting spread or commission
1.00%
1.00%
1.00%
Rating
Aaa/AAA
Aaa/AAA
Aaa/AAA
Current yield
3.69%
3.88%
3.76%
Benchmark vs Spread (basis points)
17 bp
28.5 bp
22.5 bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
Boston Funds







Scudder Short Term Bond Fund
Boston
72,950,000
 $               72,856,624
1.82%
-0.28%
0.15%
6/30/2005
New York Funds







Scudder Limited Duration Plus Fund
New York
46,420,000
 $               46,360,582
1.16%
-0.28%
0.38%
6/30/2005
Total

72,950,000
 $               72,856,624
1.82%



Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
31359MYZ0
3133XBZK4
3134A4VD3
Issuer
FANNIE MAE
FEDERAL HOME LOAN BANK
FREDDIE MAC
Underwriters
DBSI, Goldman Sachs, JP Morgan, Bear
Stearns,
CSFB, FTN Financial, HSBC, Morgan
Stanley,
William Capital Group
Barclays, JP Morgan, Lehman Brothers,
BoA,
Citigroup, CSFB, DBSI, FTN Financial,
Goldman
Sachs, Merrill Lynch, Morgan Stanley,
Nomura
Securities
BoA, Citigroup, DBSI, Barclays, Bear
Stearns,
BNP Paribas, CSFB, Greenwich Capital,
HSBC, JP
Morgan, Lehman Brothers, Morgan Stanley,
UBS
Years of continuous operation, including
predecessors
> 3 years
> 3 years
> 3 years
Security
FNMA 4.25% 8/17/2005
FHLB 3.625% 6/20/2007
FHLMC 4% 8/17/2007
Is the affiliate a manager or co-manager
of offering?
Joint Lead Manager
Co-Manager
Joint Lead Manager
Name of underwriter or dealer from which
purchased
Goldman Sachs
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
8/17/2005
6/2/2005
7/12/2005
Total amount of offering sold to QIBs
3,000,000,000
4,000,000,000
3,000,000,000
Total amount of any concurrent public
offering
0
0
0
Total
3,000,000,000
4,000,000,000
3,000,000,000
Public offering price
 $
99.99
 $
99.87
 $
99.97
Price paid if other than public offering
price
 N/A
 N/A
 N/A
Underwriting spread or commission
1.00%
0.13%
1.00%
Rating
Aaa/AAA
Aaa/AAA
Aaa/AAA
Current yield
4.26%
3.70%
4.02%
Benchmark vs Spread (basis points)
22 bp
17 bp
21 bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
Boston Funds







Scudder Short Term Bond Fund
Boston
27,870,000
 $               27,866,377
0.93%



New York Funds







Scudder Limited-Duration Plus Fund
New York
27,430,000
 $               27,866,377
0.91%



Total

55,300,000
 $               55,732,754
1.84%



















Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
23383VDC1
65474YAD7
98152DBN0
Issuer
DAIMLER CHRYSLER AUTO TRUST
NISSAN AUTO RECEIVABLES OWNER
TRUST
WORLD OMNI AUTO RECEIVABLES TRUST
Underwriters
BoA, DBSI, JP Morgan, ABN Amro, Barclays,
Citigroup, Morgan Stanley
DBSI, ABN AMRO, JP Morgan, Merrill Lynch,
Morgan Stanley, SG Corporate, Williams
Capital
CSFB, Merrill Lynch, BoA, Barclays,
Wachovia
Years of continuous operation, including
predecessors
> 3 years
> 3 years
> 3 years
Security
DCAT 2005-B A3 4.04% 9/8/2009
NAROT 2005-A A4 3.82% 7/15/2010
WOART 2005-A A3 3.54% 6/12/2009
Is the affiliate a manager or co-manager
of offering?
Co-Lead Manager
Co-Lead Manager
N/A
Name of underwriter or dealer from which
purchased
BoA
Citigroup, Merrill Lynch
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
5/11/2005
1/5/2005
1/20/2005
Total amount of offering sold to QIBs
680,000,000
324,345,000
252,000,000
Total amount of any concurrent public
offering
0
0
0
Total
680,000,000
324,345,000
252,000,000
Public offering price
 $
99.99
 $
99.98
 $
99.31
Price paid if other than public offering
price
 N/A
 N/A
 N/A
Underwriting spread or commission
0.19%
0.18%
0.21%
Rating
Aaa/AAA
Aaa/AAA
Aaa/AAA
Current yield
4.04%
3.82%
3.56%
Benchmark vs Spread (basis points)
4 bp
1 bp
203 bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
Boston Funds







Scudder Short Term Bond Fund
Boston
4,645,000
 $                 4,644,745
0.68%
0.11%
0.71%
6/30/2005
New York Funds







Scudder Limited Duration Plus Fund
New York
5,798,000
 $                 5,797,681
0.85%
0.11%
0.96%
6/30/2005
Total

10,443,000
 $               10,442,426
1.54%











Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
165167BM8
165167BK2
165167BJ5
Issuer
CHESAPEAKE ENERGY CORP
CHESAPEAKE ENERGY CORP
CHESAPEAKE ENERGY CORP
Underwriters
BoA, CSFB, DBSI, Lehman Brothers, UBS,
Bear
Stearns, BNP Paribas, Citigroup, Morgan
Stanley,
ABN Amro, Bosc, Calyon, Comerica, Fortis,
Harris, Piper Jaffray, RBC, RBS
BoA, CSFB, DBSI, Lehman Brothers, UBS,
Bear
Stearns, BNP Paribas, Citigroup,
Comerica,
Morgan Stanley, Raymond James, RBC,
Suntrust,
TD Waterhouse, Wells Fargo
BoA, Bear Stearns, Lehman Brothers,
Morgan
Stanley, UBS
Years of continuous operation, including
predecessors
> 3 years
> 3 years
> 3 years
Security
CHK 6.625% 1/15/2016
CHK 6.375% 6/15/2015
CHK 7 8/15/2014
Is the affiliate a manager or co-manager
of offering?
Joint Lead Manager
Joint Lead Manager
N/A
Name of underwriter or dealer from which
purchased
Lehman Brothers
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
4/13/2005
12/1/2004
8/15/2004
Total amount of offering sold to QIBs
600,000,000
600,000,000
300,000,000
Total amount of any concurrent public
offering
0
0
0
Total
600,000,000
600,000,000
300,000,000
Public offering price
 $
99.07
 $
99.06
 $
100.00
Price paid if other than public offering
price
 N/A
 N/A
 N/A
Underwriting spread or commission
1.63%
1.75%
1.75%
Rating
Ba3/BB-
Ba3/BB-
Ba3/BB-
Current yield
6.75%
6.50%
7.00%
Benchmark vs Spread (basis points)
238 bp
215 bp
203 bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
Boston Funds







Scudder High Income Opportunity Fund
Boston
230,000
 $                   227,859
0.04%
0.44%
-0.14%
5/5/2005
Scudder Income Fund
Boston
35,000
 $                     34,674
0.01%
1.33%
0.61%
5/8/2005
SVS I Balanced Portfolio
Boston
15,000
 $                     14,860
0.00%
-0.81%
-0.65%
4/15/2005
SVS I Bond Portfolio
Boston
10,000
 $                       9,907
0.00%
1.33%
0.85%
5/5/2005
Chicago Funds







Scudder High Income Fund
Chicago
1,995,000
 $                 1,976,427
0.33%
0.49%
-1.44%
5/5/2005
Scudder High Income Trust
Chicago
235,000
 $                   232,812
0.04%
0.46%
-1.70%
5/5/2005
Scudder Multi-Market Income Trust
Chicago
30,000
 $                     29,721
0.01%
0.62%
0.14%
5/5/2005
Scudder Strategic Income Fund
Chicago
175,000
 $                   173,371
0.03%
0.49%
0.49%
5/5/2005
Scudder Strategic Income Trust
Chicago
30,000
 $                     29,721
0.01%
0.62%
0.16%
5/5/2005
Scudder Total Return Fund
Chicago
345,000
 $                   341,788
0.06%
0.13%
0.46%
5/5/2005
SVS II High Income Portfolio
Chicago
250,000
 $                   247,673
0.04%
0.61%
-1.14%
5/5/2005
SVS II Strategic Income Portfolio
Chicago
40,000
 $                     39,628
0.01%
0.48%
0.45%
5/5/2005
SVS II Total Return Portfolio
Chicago
80,000
 $                     79,255
0.01%
0.10%
0.37%
5/5/2005
Montgomery Street Funds







Montgomery Street Income Securities
Montgomery Street
10,000
 $                       9,907
0.00%
1.33%
0.82%
5/5/2005
New York Funds







Scudder High Income Plus Fund
New York
120,000
 $                   118,883
0.02%
0.57%
-0.92%
5/5/2005
Scudder PreservationPlus Income Fund
New York
60,000
 $                     59,441
0.01%
1.31%
0.27%
5/5/2005
Total

3,660,000
 $                 3,625,925
0.61%



Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
165167BR7
165167BM8
165167BK2
Issuer
CHESAPEAKE ENERGY CORP
CHESAPEAKE ENERGY CORP
CHESAPEAKE ENERGY CORP
Underwriters
BoA, Bear Stearns, CSFB, Lehman Brothers,
UBS,
Citigroup, DBSI, Goldman Sachs, Morgan
Stanley,
Wachovia, ABN Amro, Nesbitt Burns, BNP
Paribas, Bosc Inc, Calyon, Comerica,
Fortis, Piper
Jaffray
BoA, CSFB, DBSI, Lehman Brothers, UBS,
Bear
Stearns, BNP Paribas, Citigroup, Morgan
Stanley,
ABN Amro, Bosc Inc, Calyon, Comerica,
Fortis,
Harris Nesbitt, Piper Jaffray, RBC
Dominion, RBS
Greenwich Capital
BoA, CSFB, DBSI, Lehman Brothers, UBS,
Bear
Stearns, BNP Paribas, Citgroup, Comerica,
Morgan
Stanley, Raymond James, RBC Capital
Markets,
Suntrust, TD Waterhouse, Wells Fargo
Years of continuous operation, including
predecessors
> 3 years
> 3 years
> 3 years
Security
CHK 6.5% 8/15/2017
CHK 6.625% 1/15/2016
CHK 6.375% 6/15/2015
Is the affiliate a manager or co-manager
of offering?
Senior Co-Manager
Joint Lead Manager
Joint Lead Manager
Name of underwriter or dealer from which
purchased
BoA
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
8/11/2005
4/13/2005
12/1/2004
Total amount of offering sold to QIBs
600,000,000
600,000,000
600,000,000
Total amount of any concurrent public
offering
0
0
0
Total
600,000,000
600,000,000
600,000,000
Public offering price
 $
98.98
 $
99.07
 $
99.06
Price paid if other than public offering
price
 N/A
 N/A
 N/A
Underwriting spread or commission
1.63%
1.63%
1.75%
Rating
Ba2/BB-
Ba2/BB-
Ba2/BB-
Current yield
6.63%
6.75%
6.75%
Benchmark vs Spread (basis points)
230 bp
175 bp
189 bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
Boston Funds







Scudder Income Fund
Boston
725,000
 $                   717,583
0.12%



SVS I Bond Portfolio
Boston
161,000
 $                   159,353
0.03%



Chicago Funds







Scudder High Income Fund
Chicago
3,860,000
 $                 3,820,512
0.64%



Scudder High Income Trust
Chicago
420,000
 $                   415,703
0.07%



Scudder Multi-Market Income Trust
Chicago
215,000
 $                   212,801
0.04%



Scudder Strategic Income Fund
Chicago
275,000
 $                   272,187
0.05%



Scudder Strategic Income Trust
Chicago
50,000
 $                     49,489
0.01%



Scudder Total Return Fund
Chicago
818,000
 $                   809,632
0.14%



SVS II Fixed Income Portfolio
Chicago
309,000
 $                   305,839
0.05%



SVS II High Income Portfolio
Chicago
690,000
 $                   682,941
0.12%



SVS II Strategic Income Portfolio
Chicago
60,000
 $                     59,386
0.01%



SVS II Total Return Portfolio
Chicago
276,000
 $                   273,177
0.05%



Montgomery Street Funds







Montgomery Street Income Securities
Montgomery Street
222,000
 $                   219,729
0.04%



New York Funds







Scudder High Income Plus Fund
New York
640,000
 $                   633,453
0.11%



Scudder Lifecycle Long Range Fund
New York
268,000
 $                   265,258
0.04%



Scudder Limited Duration Plus Fund
New York
35,000
 $                     34,642
0.01%



Total

9,024,000
 $                 8,931,684
1.50%











^The Security and Fund Performance is
calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a
security, the final sale date is listed.
If a Fund still held the security as of
the quarter-end, the quarter-end date is listed.


Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
15101QAC2
87922RAD4
800907AG2
Issuer
CELESTICA INC
TELCORDIA TECHNOLOGIES
SANMINA-SCI CORP
Underwriters
BoA, Citigroup, DBSI, CIBC, Keybank, RBC
Capital, Scotia Capital, Wachovia
Bear Stearns, DBSI, JP Morgan, Lehman
Brothers
BoA, Citigroup, Merrill Lynch, ABN Amro,
DBSI,
Key Capital, Piper Jaffray, Scotia
Capital,
Wachovia
Years of continuous operation, including
predecessors
> 3 years
> 3 years
> 3 years
Security
CLS 7.625% 7/1/2013
TELCOR 10% 3/15/2013
SANM 6.75% 3/1/2013
Is the affiliate a manager or co-manager
of offering?
Joint Lead Manager
Joint Lead Manager
Co-Manager
Name of underwriter or dealer from which
purchased
BoA
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
6/16/2005
3/11/2005
2/16/2005
Total amount of offering sold to QIBs
250,000,000
300,000,000
400,000,000
Total amount of any concurrent public
offering
0
0
0
Total
250,000,000
300,000,000
400,000,000
Public offering price
 $
100.00
 $
100.00
 $
100.00
Price paid if other than public offering
price
 N/A
 N/A
 N/A
Underwriting spread or commission
1.50%
2.75%
2.00%
Rating
B2/B
B-/B-
B1/B
Current yield
7.63%
10.00%
6.75%
Benchmark vs Spread (basis points)
370 bp
756 bp
368 bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
Boston Funds







Scudder Income Fund
Boston
45,000
 $                     45,000
0.02%
0.15%
0.00%
6/16/2005
SVS I Bond Portfolio
Boston
10,000
 $                     10,000
0.00%
0.13%
0.00%
6/16/2005
Chicago Funds







Scudder High Income Fund
Chicago
2,430,000
 $                 2,430,000
0.97%
0.15%
0.00%
6/16/2005
Scudder High Income Trust
Chicago
265,000
 $                   265,000
0.11%
0.15%
0.00%
6/16/2005
Scudder Multi-Market Income Trust
Chicago
135,000
 $                   135,000
0.05%
0.15%
0.00%
6/16/2005
Scudder Strategic Income Fund
Chicago
180,000
 $                   180,000
0.07%
0.15%
0.00%
6/16/2005
Scudder Strategic Income Trust
Chicago
30,000
 $                     30,000
0.01%
0.17%
0.00%
6/16/2005
Scudder Total Return Fund
Chicago
215,000
 $                   215,000
0.09%
0.15%
0.00%
6/16/2005
SVS II High Income Portfolio
Chicago
430,000
 $                   430,000
0.17%
0.15%
0.00%
6/16/2005
SVS II Strategic Income Portfolio
Chicago
40,000
 $                     40,000
0.02%
0.16%
0.00%
6/16/2005
SVS II Total Return Portfolio
Chicago
65,000
 $                     65,000
0.03%
0.15%
0.00%
6/16/2005
Montgomery Street Funds







Montgomery Street Income Securities
Montgomery Street
50,000
 $                     50,000
0.02%
0.16%
0.00%
6/16/2005
New York Funds







Scudder High Income Plus Fund
New York
390,000
 $                   390,000
0.16%
0.15%
0.00%
6/16/2005
Scudder PreservationPlus Income Fund
New York
30,000
 $                 4,285,000
0.01%
0.17%
0.00%
6/16/2005
Total

4,315,000
 $                 8,570,000
1.73%











Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
045056AA6
638588AD5
640096AA1
Issuer
ASHTEAD HOLDINGS PLC
NATIONSRENT INC
NEFF CORPORATION
Underwriters
Citigroup, DBSI, JP Morgan
Jefferies & Co.
CSFB
Years of continuous operation, including
predecessors
> 3 years
> 3 years
> 3 years
Security
AHTLN 8.625% 8/1/2015
NATREN 9.5% 5/1/2015
NEFFRT 11.25% 6/15/2012
Is the affiliate a manager or co-manager
of offering?
Joint Lead Manager
N/A
N/A
Name of underwriter or dealer from which
purchased
Citigroup
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
7/21/2005
4/21/2005
6/30/2005
Total amount of offering sold to QIBs
250,000,000
150,000,000
245,000,000
Total amount of any concurrent public
offering
0
0
0
Total
250,000,000
150,000,000
245,000,000
Public offering price
 $
100.00
 $
100.00
 $
100.00
Price paid if other than public offering
price
 N/A
 N/A
 N/A
Underwriting spread or commission
2.25%
2.00%
2.50%
Rating
B2/B
Caa1/B-
Caa1/B-
Current yield
8.63%
9.50%
11.25%
Benchmark vs Spread (basis points)
442 bp
446 bp
616 bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
Boston Funds







Scudder Income Fund
Boston
40,000
 $                     40,000
0.02%



SVS I Bond Portfolio
Boston
10,000
 $                     10,000
0.00%



Chicago Funds







Scudder High Income Fund
Chicago
2,185,000
 $                 2,185,000
0.87%



Scudder High Income Trust
Chicago
240,000
 $                   240,000
0.10%



Scudder Multi-Market Income Trust
Chicago
120,000
 $                   120,000
0.05%



Scudder Strategic Income Fund
Chicago
165,000
 $                   165,000
0.07%



Scudder Strategic Income Trust
Chicago
30,000
 $                     30,000
0.01%



Scudder Total Return Fund
Chicago
170,000
 $                   170,000
0.07%



SVS II High Income Portfolio
Chicago
390,000
 $                   390,000
0.16%



SVS II Strategic Income Portfolio
Chicago
35,000
 $                     35,000
0.01%



SVS II Total Return Portfolio
Chicago
55,000
 $                     55,000
0.02%



Montgomery Street Funds







Montgomery Street Income Securities
Montgomery Street
40,000
 $                     40,000
0.02%



New York Funds







Scudder High Income Plus Fund
New York
360,000
 $                   360,000
0.14%



Scudder Limited Duration Plus
New York
20,000
 $                     20,000
0.01%



Total

3,860,000
 $                 3,860,000
1.54%











^The Security and Fund Performance is
calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a
security, the final sale date is listed.
If a Fund still held the security as of
the quarter-end, the quarter-end date is listed.


Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
03061NJH3
65474XAC1
98152DBN0
Issuer
AMERICREDIT AUTO RECEIVABLES TRUST
NISSAN AUTO RECEIVABLES OWNER
TRUST
WORLD OMNI AUTO RECEIVABLES TRUST
Underwriters
Barclays, Lehman Brothers, Wachovia,
DBSI,
CSFB, JP Morgan
Morgan Stanley, ABN Amro, Citigroup,
DBSI, JP
Morgan, Merrill Lynch, SG Corporate,
Williams
Capital
CSFB, Merrill Lynch, BoA, Barclays,
Wachovia
Years of continuous operation, including
predecessors
> 3 years
> 3 years
> 3 years
Security
AMCAR 2005-BM A3 4.05% 2/6/2010
NAROT 2004-C A3 2.85% 10/15/2007
WOART 2005-A A3 3.54% 6/12/2009
Is the affiliate a manager or co-manager
of offering?
Co-Manager
Co-Manager
N/A
Name of underwriter or dealer from which
purchased
Barclays, Lehman Brothers
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
5/17/2005
9/8/2004
1/20/2005
Total amount of offering sold to QIBs
430,000,000
187,000,000
252,000,000
Total amount of any concurrent public
offering
0
0
0
Total
430,000,000
187,000,000
252,000,000
Public offering price
 $
99.99
 $
100.00
 $
99.31
Price paid if other than public offering
price
 N/A
 N/A
 N/A
Underwriting spread or commission
0.22%
0.18%
0.21%
Rating
AAA/Aaa
AAA/Aaa
AAA/Aaa
Current yield
4.05%
2.85%
3.56%
Benchmark vs Spread (basis points)
11 bp
7 bp
21 bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
Boston Funds







Scudder Short Term Bond Fund
Boston
4,645,000
 $                 4,644,660
1.08%
-0.07%
0.51%
6/30/2005
New York Funds







Scudder PreservationPlus Income Fund
New York
5,798,000
 $                 5,797,575
1.35%
-0.07%
1.06%
6/30/2005
Total

10,443,000
 $               10,442,235
2.43%



Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
018772AA1
03075WAA1
170032AQ9
Issuer
ALLIANCE ONE INTL INC
AMERIQUAL GROUP LLC/FIN
CHIQUITA BRANDS INTL
Underwriters
DBSI, Wachovia, ING Financial
Jefferies
Morgan Stanley
Years of continuous operation, including
predecessors
> 3 years
> 3 years
> 3 years
Security
AOI 11% 5/15/2012
AMERIQ 9% 4/1/2012
CQB 7.5% 11/1/2014
Is the affiliate a manager or co-manager
of offering?
Joint Lead Manager
N/A
N/A
Name of underwriter or dealer from which
purchased
Wachovia
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
5/10/2005
3/24/2005
9/21/2004
Total amount of offering sold to QIBs
315,000,000
105,000,000
250,000,000
Total amount of any concurrent public
offering
0
0
0
Total
315,000,000
105,000,000
250,000,000
Public offering price
 $
100.00
 $
100.00
 $
100.00
Price paid if other than public offering
price
 N/A
 N/A
 N/A
Underwriting spread or commission
2.00%
2.50%
1.38%
Rating
B2/B
B1/B+
B3/B-
Current yield
11.00%
9.00%
7.50%
Benchmark vs Spread (basis points)
703 bp
497 bp
420 bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
Boston Funds







Scudder Income Fund
Boston
310,000
 $                   310,000
0.10%
3.00%
1.85%
6/30/2005
SVS I Bond Portfolio
Boston
65,000
 $                     65,000
0.02%
3.00%
1.75%
6/30/2005
Chicago Funds







Scudder High Income Fund
Chicago
12,870,000
 $               12,870,000
4.09%
3.00%
2.92%
6/30/2005
Scudder High Income Trust
Chicago
1,400,000
 $                 1,400,000
0.44%
3.00%
3.90%
6/30/2005
Scudder Multi-Market Income Trust
Chicago
705,000
 $                   705,000
0.22%
3.00%
4.58%
6/30/2005
Scudder Strategic Income Fund
Chicago
945,000
 $                   945,000
0.30%
3.00%
1.41%
6/30/2005
Scudder Strategic Income Trust
Chicago
160,000
 $                   160,000
0.05%
3.00%
4.69%
6/30/2005
Scudder Total Return Fund
Chicago
1,140,000
 $                 1,140,000
0.36%
3.00%
2.62%
6/30/2005
SVS II High Income Portfolio
Chicago
2,075,000
 $                 2,075,000
0.66%
3.00%
2.83%
6/30/2005
SVS II Strategic Income Portfolio
Chicago
200,000
 $                   200,000
0.06%
3.00%
1.52%
6/30/2005
SVS II Total Return Portfolio
Chicago
345,000
 $                   345,000
0.11%
3.00%
2.71%
6/30/2005
Montgomery Street Funds







Montgomery Street Income Securities
Montgomery Street
285,000
 $                   285,000
0.09%
3.00%
2.01%
6/30/2005
New York Funds







Scudder High Income Plus Fund
New York
775,000
 $                   775,000
0.25%
3.00%
3.18%
6/30/2005
Scudder PreservationPlus Income Fund
New York
130,000
 $               21,275,000
0.04%
3.00%
0.96%
6/30/2005
Total

21,405,000
 $               42,550,000
6.80%











Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
96949VAJ2
638588AD5
640096AA1
Issuer
WILLIAM SCOTSMAN
NATIONSRENT INC
NEFF RENTAL
Underwriters
BoA, Citigroup, DBSI, Lehman Brothers,
CIBC
Oppenheimer
Jefferies
CSFB
Years of continuous operation, including
predecessors
> 3 years
> 3 years
> 3 years
Security
SCOTS 8.5% 10/1/2015
NATREN 9.5% 5/1/2015
NEFFRT 11.25% 6/15/2015
Is the affiliate a manager or co-manager
of offering?
Joint Lead Manager
N/A
N/A
Name of underwriter or dealer from which
purchased
CIBC Oppenheimer
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
9/20/2005
4/21/2005
6/30/2005
Total amount of offering sold to QIBs
350,000,000
150,000,000
245,000,000
Total amount of any concurrent public
offering
0
0
0
Total
350,000,000
150,000,000
245,000,000
Public offering price
 $
100.00
 $
100.00
 $
100.00
Price paid if other than public offering
price
 N/A
 N/A
 N/A
Underwriting spread or commission
2.25%
2.00%
2.50%
Rating
B3/B
Caa1/B-
Caa1/B-
Current yield
8.50%
9.50%
11.25%
Benchmark vs Spread (basis points)
425 bp
429 bp
573 bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
Boston Funds







Scudder Income Fund
Boston
75,000
 $                     75,000
0.02%



SVS I Bond Portfolio
Boston
15,000
 $                     15,000
0.00%



Chicago Funds







Scudder High Income Fund
Chicago
5,510,000
 $                 5,510,000
1.57%



Scudder High Income Trust
Chicago
590,000
 $                   590,000
0.17%



Scudder Multi-Market Income Trust
Chicago
310,000
 $                   310,000
0.09%



Scudder Strategic Income Fund
Chicago
400,000
 $                   400,000
0.11%



Scudder Strategic Income Trust
Chicago
75,000
 $                     75,000
0.02%



Scudder Total Return Fund
Chicago
415,000
 $                   415,000
0.12%



SVS II High Income Portfolio
Chicago
980,000
 $                   980,000
0.28%



SVS II Strategic Income Portfolio
Chicago
90,000
 $                     90,000
0.03%



SVS II Total Return Portfolio
Chicago
140,000
 $                   140,000
0.04%



Montgomery Street Funds







Montgomery Street Income Securities
Montgomery Street
100,000
 $                   100,000
0.03%



New York Funds







Scudder High Income Plus Fund
New York
915,000
 $                   915,000
0.26%



Scudder Limited Duration Plus Fund
New York
45,000
 $                     45,000
0.01%



Total

9,660,000
 $                 9,660,000
2.76%











^The Security and Fund Performance is
calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a
security, the final sale date is listed.
If a Fund still held the security as of
the quarter-end, the quarter-end date is listed.